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                                   PROSPECTUS
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                        JULY 31, 2002, AS SUPPLEMENTED
                               JANUARY 6, 2003

                           TWEEDY, BROWNE FUND INC.

                                [GRAPHIC OMITTED]

                       TWEEDY, BROWNE GLOBAL VALUE FUND

                      TWEEDY, BROWNE AMERICAN VALUE FUND

                               350 PARK AVENUE
                              NEW YORK, NY 10022
                                1-800-432-4789

                           WEB SITE: WWW.TWEEDY.COM

      Both the Global Value Fund and the American Value Fund seek long-term capital growth by investing in equity securities.

      Tweedy, Browne Company LLC manages both Funds using a value investing style derived directly from the work of the late Benjamin Graham.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
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                              TABLE OF CONTENTS

                                                                          Page
Risk/Return Summary ..................................................       1
    Investment Objective .............................................       1
    Principal Investment Strategies ..................................       1
    Principal Risks of Investment ....................................       2
    Smaller Companies ................................................       2
    Foreign Securities ...............................................       2
    Performance ......................................................       3
    Fees and Expenses ................................................       5

The Funds' Investments ...............................................       6
    Investment Goals and Strategies ..................................       6
    Reducing Currency Risk Through Currency Hedging ..................       6
    Pursuit of Long-Term Capital Growth ..............................       7

Management of the Funds ..............................................       7

Pricing of Fund Shares ...............................................       9

Transaction Information ..............................................       9
    Purchases ........................................................       9
    Redemptions and Exchanges ........................................      11
    Transaction Policies .............................................      12

Distributions and Taxes ..............................................      13

Financial Highlights .................................................      14

Privacy Information ..................................................      16

RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE.  Each Fund seeks long-term capital growth.

    PRINCIPAL INVESTMENT STRATEGIES. The Global Value Fund invests primarily in foreign securities that the Adviser believes are undervalued but may invest in U.S. securities to a limited extent. The American Value Fund invests primarily in U.S. securities that the Adviser believes are undervalued but may invest in foreign securities to a limited extent.

    The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and, in the case of the Global Value Fund, a variety of countries.

    Value investing seeks to uncover stocks whose current market prices are at significant discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.

    The Funds' investment style derives from the work of the late Benjamin Graham. Most investments in the Funds' portfolios have one or more of the following investment characteristics:

    o low stock price in relation to book value
    o low price-to-earnings ratio
    o low price-to-cash-flow ratio
    o above average dividend yield
    o low price-to-sales ratio as compared to other companies in the same industry
    o low corporate leverage
    o low share price
    o purchases of a company's own stock by the company's officers and directors
    o company share repurchases
    o a stock price that has declined significantly from its previous high price and/or small market capitalization.

    Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above average investment rates of return over long measurement periods. The Funds also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgement of such exposure after taking into account various factors, such as the source of the portfolio companies earnings and the currencies in which their security trades.

    The Global Value Fund invests primarily in undervalued equity securities of foreign stock markets, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments in the Fund are focused for the most part in developed countries with only minor exposure to emerging markets. The Fund is diversified by issue, industry and country, and maintains investments in a minimum of five countries. Where practicable, the Global Value Fund seeks to reduce currency risk by hedging its effective foreign currency exposure back into the U.S. dollar. The Global Value Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. This Fund is not appropriate for investors primarily seeking income.

    The American Value Fund invests at least 80% of its assets in U.S. securities, which are primarily undervalued equity securities, but also invests on a more limited basis in foreign equity securities when opportunities appear attractive. The Fund is diversified by issue and industry, and seeks to reduce currency risk on its foreign investments by hedging its effective foreign currency exposure back into the U.S. dollar. The American Value Fund is designed for long-term value investors who wish to focus their investment exposure on equity securities that are economically tied to the U.S. stock market. The Fund is not appropriate for investors primarily seeking income.

    The investment policy of the American Value Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Directors without shareholder approval upon at least 60 days' notice.

    PRINCIPAL RISKS OF INVESTMENT. The Funds invest primarily in common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, a Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

    You could lose money on your investment in a Fund or a Fund could underperform other investments.

    SMALLER COMPANIES. Both Funds invest to a significant extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

    FOREIGN SECURITIES. While both Funds may invest in foreign securities, the Global Value Fund will do so to a far greater extent. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

    o changes in currency exchange rates, which can lower performance in U.S. dollar terms
    o exchange rate controls (which may include an inability to transfer currency from a given country)
    o costs incurred in conversions between currencies
    o less publicly available information
    o different accounting standards
    o greater market volatility
    o delayed settlements
    o difficulty in enforcing obligations in foreign countries
    o less securities regulation
    o unrecoverable withholding and transfer taxes
    o war
    o seizure
    o political and social instability.

    The Funds' practice of hedging currency risk in foreign securities tends to make a Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated.

    PERFORMANCE. The following graphs and tables illustrate how the Funds' returns vary over time and how they compare to relevant market benchmarks. The Adviser has chosen the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, on both a hedged and unhedged basis, as the most relevant market benchmarks for the Global Value Fund. It has chosen the Standard & Poor's 500 Stock Index ("S&P 500 Index"), as the most relevant market benchmark for the American Value Fund.

    The MSCI EAFE Index is a widely recognized, unmanaged index of common stocks traded in the leading foreign markets. The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Adviser does not attempt to mimic either index.

                         CALENDAR YEAR TOTAL RETURNS*

             GLOBAL VALUE FUND           AMERICAN VALUE FUND
          1995           10.70%         1995           36.21%
          1996           20.23%         1996           22.45%
          1997           22.96%         1997           38.87%
          1998           10.99%         1998            9.59%
          1999           25.28%         1999            2.00%
          2000           12.39%         2000           14.45%
          2001           (4.67)%        2001           (0.09)%

*The 2002 year-to-date returns for the Global Value Fund and the American
 Value Fund through June 30, 2002 were 0.59% and (2.69)%, respectively.

                              GLOBAL VALUE FUND        AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Best quarterly return .. 16.24 % (4th quarter 1998) 15.66 % (2nd quarter 1997) Worst quarterly return . (17.85) (3rd quarter 1998) (14.61) (3rd quarter 1998)
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                        AVERAGE ANNUAL TOTAL RETURN**
                     FOR PERIODS ENDED DECEMBER 31, 2001

                                                                      SINCE
                                              ONE YEAR   FIVE YEAR  INCEPTION
--------------------------------------------------------------------------------
GLOBAL VALUE FUND (INCEPTION 6/15/93)
Return Before Taxes .......................    (4.67)%    12.87%     13.44%
Return After Taxes on Distributions .......    (5.36)     10.64      11.67
Return After Taxes on Distributions and
  Sale of Fund Shares .....................    (2.53)      9.87      10.73
MSCI EAFE Index(1) (in U.S. Dollars) ......   (21.44)      0.89       4.05
MSCI EAFE Index (Hedged) ..................   (15.87)      7.58       8.24

AMERICAN VALUE FUND (INCEPTION 12/8/93)
Return Before Taxes .......................    (0.09)     12.16      14.24
Return After Taxes on Distributions .......    (1.16)     11.13      13.33
Return After Taxes on Distributions and
  Sale of Fund Shares .....................    (0.44)      9.78      11.85
S&P 500 Stock Index(2) ....................   (11.85)     10.69      13.98
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future.

**For the six month period ended June 30, 2002 (not annualized):

    Global Value Fund ...........................................   0.59 %
    MSCI EAFE Index(1) (in U.S. Dollars) ........................  (1.62)
    MSCI EAFE Index(1) (Hedged) ...............................   (10.32)

    American Value Fund ........................................   (2.69)
    S&P 500 Stock Index(2) ....................................   (13.15)
    ----------
    (1)MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia, and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes. The Index figures do not reflect any deduction for fees, expenses or taxes.

    (2)The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.

    FEES AND EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                 GLOBAL VALUE   AMERICAN VALUE
                                                     FUND            FUND
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum sales charge (load) imposed on
    purchases (as a percentage of offering
    price) ...................................       None            None
  Maximum deferred sales charge (load) (as a
    percentage of offering price) ............       None            None
  Redemption fee (as a percentage of amount
    redeemed)                                        None            None

ANNUAL FUND OPERATING EXPENSES (FOR YEAR ENDED 3/31/02)
(EXPENSES DEDUCTED FROM FUND ASSETS)
  Management fees ............................      1.25%           1.25%
  Distribution (12b-1) and/or service fees ...       None            None
  Other expenses .............................      0.12            0.11
  Total annual fund operating expenses .......      1.37            1.36

    EXAMPLE. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:
    o You invest $10,000 in each Fund for the time periods indicated;
    o Your investment earns a 5% return each year; and
    o The Funds' operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:
                                                 GLOBAL VALUE   AMERICAN VALUE
                                                     FUND            FUND
--------------------------------------------------------------------------------
One Year .....................................      $  139          $  138
Three Years ..................................         434             431
Five Years ...................................         750             745
Ten Years ....................................       1,646           1,635
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THE FUNDS' INVESTMENTS

    INVESTMENT GOALS AND STRATEGIES. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for either Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at significant discounts to the Adviser's estimate of their true or intrinsic values. The Adviser purchases stock at significant discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or earning power that is substantially greater than the cost of the investment.

    REDUCING CURRENCY RISK THROUGH CURRENCY HEDGING. Both the Global Value Fund's and the American Value Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Adviser believes the use of these instruments will benefit the Funds. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. While a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of a British stock, is not hedged back to the U.S. dollar. Currency fluctuations are often more extreme than stock market fluctuations. In the more than thirty-four years in which Tweedy, Browne has been investing, the S&P 500 has declined on a calendar year basis more than 20% only once, in 1974. By contrast, both the dollar/pound and the dollar/deutsche mark relationships have moved more than 20% on numerous occasions. In the last twenty years, there was a four to five year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch currencies declined by 45% to 58%. Accordingly, the strength or weakness of the U.S. dollar against these foreign currencies may account for part of the Funds' investment performance although both the Global Value Fund and the American Value Fund intend to minimize currency risk through hedging activities. Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

    PURSUIT OF LONG-TERM CAPITAL GROWTH. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund will focus on those developed markets around the world where Tweedy, Browne believes value is more abundant. Investments in the American Value Fund will focus on those issues in the U.S. market that Tweedy, Browne believes will provide greater value. With both Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of the two portfolios may be invested in smaller (generally under $1 billion) and medium (up to $5 billion) capitalization companies. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies.

    Under normal circumstances, both Funds will attempt to stay fully invested in stocks, including common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), and depository receipts for securities. The Funds may also invest in debt securities although for each Fund income is an incidental consideration. Although the Global Value Fund will invest primarily in foreign securities, for temporary defensive purposes, the Fund may invest solely in U.S. securities. During such a period the Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

    The Funds' investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co. founded in 1920. Tweedy, Browne has managed assets since 1968 and currently manages approximately $9.1 billion in client funds, including approximately $5.6 billion in accounts that are considered foreign or global. Tweedy, Browne is located at 350 Park Avenue, New York, NY 10022. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. domestic equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing it has applied to U.S. securities for thirty-four years.

    The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.

    The current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $447 million in portfolios combined with or similar to client portfolios, including approximately $49 million in the Global Value Fund and $35 million in the American Value Fund.

    Tweedy, Browne manages the daily investment and business affairs for the Funds, subject to oversight by the Board of Directors. For the fiscal year ended March 31, 2002, Tweedy, Browne received investment advisory fees from the Global Value Fund of 1.25%, and from the American Value Fund of 1.25%, of average daily net assets.

    Tweedy, Browne's Management Committee, which consists of Christopher Browne, William Browne and John Spears, manages the day-to-day operations of Tweedy, Browne and, together with Managing Director Thomas Shrager, makes all investment management decisions. The members of the Management Committee have been working together at Tweedy, Browne for more than twenty years.

    The following is a brief biography of each of the Managing Directors of Tweedy, Browne, including positions held by each for the past five years:

    Christopher H. Browne has been with the Adviser since 1969 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is on the Board of Directors of Tweedy, Browne Fund Inc. Mr. Browne is a Trustee of the University of Pennsylvania and sits on the Executive Committee of its Investment Board. He is also a Trustee and a member of The Council of The Rockefeller University. He also serves on the Faculty Advisory Committee of the Kennedy School at Harvard University's program in behavioral finance. He is a frequent speaker on behavioral psychology and financial decision making as it relates to international investing. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

    William H. Browne has been with the Adviser since 1978 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

    John D. Spears joined the Adviser in 1974 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Previously, he had been in the investment business for five years with Berger, Kent Associates; Davic Associates; and Hornblower & Weeks-Hemphill Noyes & Co. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania -- The Wharton School.

    Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC. Previously he had worked in mergers and acquisitions at Bear, Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a Masters in International Affairs from Columbia University.

    Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991 and is a Managing Director of Tweedy, Browne Company LLC. Prior to joining the Investment Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.

    Tweedy, Browne utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Funds' Board of Directors, each of the Funds pays a portion of these charges representing savings of expenses the Funds would otherwise incur in maintaining shareholder accounts for those who invest in the Funds through these programs.

PRICING OF FUND SHARES

    Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent is considered to have received the transaction request. The Funds value their assets based on market value except that assets that are not readily marketable are valued at fair value under procedures adopted by the Board of Directors. Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. The Funds' Administrator determines net asset value per share as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Global Value Fund trade on foreign exchanges that trade on weekends or other days when the Global Value Fund does not price its shares, the value of the Fund's assets may change on days when you are unable to purchase or redeem shares.

TRANSACTION INFORMATION

    Dislike forms and instruction manuals? Call 1-800-432-4789 and press 2; we will help you complete the forms and make it easier to invest in the Funds.

PURCHASES
    You can purchase shares of either Fund without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services at 1-800-432-4789, Press 2 between 9:00 a.m. and 5:00 p.m. eastern time, Monday through Friday. Each Fund reserves the right to reject any purchase order.

> OPENING AN ACCOUNT      MINIMUM INVESTMENT: $2,500; IRAs, $500

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application.

    BY MAIL.  Send your completed, signed account application and check to:
Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

    BY WIRE. First, call shareholder services at 1-800-432-4789, Press 2 to get information you need to establish an account and to submit a completed, signed application. Then contact your bank to arrange wire transfer to the Funds' transfer agent. Your bank will need to know:

    > the name and account number from which you will wire money

    > the amount you wish to wire

    > the name(s) of the account holder(s) exactly as appearing on your application

    > ABA wire instructions, as follows:

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     GLOBAL VALUE FUND                      AMERICAN VALUE FUND
Boston Safe Deposit & Trust Co.        Boston Safe Deposit & Trust Co.
Boston, MA                             Boston, MA
Account of Tweedy, Browne              Account ofTweedy, Browne
  Global Value Fund                      AmericanValue Fund
Account #138-517                       Account #138-517
ABA #011001234                         ABA #011001234

For further credit to [name(s)         For further credit to [name(s)
of the account holder(s) and           of the account holder(s) and
account number given to you            account number given to you by
by shareholder services]               shareholder services]
-------------------------------------------------------------------------------

Shareholder Services                   800-432-4789 and Press 2
Daily NAV Prices                       800-432-4789 and Press 2
For Special Assistance
in Opening a New Account               800-432-4789 AND PRESS 2
FUND INFORMATION KIT                   800-432-4789 AND PRESS 1
WEB SITE:                              WWW.TWEEDY.COM

--------------------------------------------------------------------------------

> PURCHASING ADDITIONAL SHARES      MINIMUM INVESTMENT: $200

Make checks payable to the Fund you are purchasing.

    BY MAIL. Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

    BY WIRE. Follow the wire procedures listed above under "Opening an Account -- By Wire."

    BY TELEPHONE. Call shareholder services at 1-800-432-4789, Press 2 before the close of the NYSE to purchase at the share price on that day. Your investment is limited to four times the value of your account at the time of the order. Payment for your order (by check or wire) must include the order number given to you when the order was placed. If payment is not received within three business days, the order will be cancelled and you will be responsible for any loss resulting from this cancellation.

    BY AUTOMATED CLEARING HOUSE ("ACH"). Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 1-800-432-4789, Press 2. To establish ACH, please see "Transaction Policies -- ACH" below.

REDEMPTIONS AND EXCHANGES
    You can redeem or exchange shares of either Fund without fees or sales charges of any kind. You can exchange shares from one Fund to the other after five days. Each Fund reserves the right to reject any exchange order.

    BY TELEPHONE. Call shareholder services at 1-800-432-4789, Press 2 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account application, or see "Transaction Policies -- by Telephone" below. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see "Transaction Policies" below.

    BY MAIL. Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212. Your instructions must be signed exactly as the account is registered and must include:

    > your name

    > the Fund and account number from which you are redeeming or exchanging

    > the number of shares or dollar value to be redeemed or exchanged

    > the Fund into which you are exchanging your shares.

    If you wish to redeem or exchange $25,000 or more or you request that redemption proceeds be paid to or mailed to persons other than the account holder(s) of record, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Progam
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE
MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public cannot provide a signature guarantee.

    REDEMPTIONS IN KIND. If market conditions exist that make cash payments undesirable, either Fund may honor any request to redeem more than $250,000 within a three-month period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption-in-kind. The securities given in payment are selected by the Fund and are valued the same way as for calculating the Funds' net asset value. If payment is made in securities, you would incur trading costs in converting the securities to cash.

    INVOLUNTARY REDEMPTIONS. To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum. The Funds will give you 30 days' notice before your shares are sold. That gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account.

TRANSACTION POLICIES
    BY CHECK. If you purchase shares of either Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

    BY ACH. You can designate a bank account to electronically transfer money via ACH for investment in either Fund. Additionally, you can designate a bank account to receive redemption proceeds from either Fund via ACH. Your bank must be a member of ACH. To establish ACH for your account in either Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form and send it to Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212. Money sent via ACH takes two business days to clear.

    BY TELEPHONE. The Funds and transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

DISTRIBUTIONS AND TAXES

    Each Fund declares and pays dividends and distributions at least annually. Dividends and distributions are paid in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

TYPE OF DISTRIBUTION                      FREQUENCY  FEDERAL TAX STATUS
--------------------------------------------------------------------------------
Dividends from net investment income      annual     taxable as ordinary income
Distributions of short-term capital gain  annual     taxable as ordinary income
Distributions of long-term capital gain   annual     taxable as capital gain
--------------------------------------------------------------------------------

    Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that basically consist of a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds. You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

                             FINANCIAL HIGHLIGHTS

    These Financial Highlights tables are to help you understand the Funds' financial performance. The information has been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the Funds' Annual Report.

                                                 TWEEDY, BROWNE GLOBAL VALUE FUND
                                       (For a Fund share outstanding throughout each year)

                                                         YEAR          YEAR           YEAR           YEAR           YEAR
                                                        ENDED         ENDED          ENDED          ENDED          ENDED
                                                       3/31/02       3/31/01        3/31/00        3/31/99        3/31/98
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year ...............   $    19.52     $    21.10     $    18.08     $    18.98     $    15.46
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
Net investment income (a) ........................         0.22           0.22           0.23           0.23           0.26
Net realized and unrealized gain on investments ..         0.56           0.92           3.64           0.24           4.62
                                                     ----------     ----------     ----------     ----------     ----------

    Total from investment operations .............         0.78           1.14           3.87           0.47           4.88
                                                     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS:
  Dividends from net investment income ...........        (0.18)         (0.21)         (0.26)         (0.38)         (0.79)
  Dividends in excess of net investment income ...         --             --             --             --            (0.08)
  Distributions from net realized gains ..........        (0.33)         (2.23)         (0.59)         (0.99)         (0.49)
  Distributions in excess of net realized gains ..         --            (0.28)          --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
    Total distributions ..........................        (0.51)         (2.72)         (0.85)         (1.37)         (1.36)
                                                     ----------     ----------     ----------     ----------     ----------

Net asset value, end of year .....................   $    19.79     $    19.52     $    21.10     $    18.08     $    18.98
                                                     ==========     ==========     ==========     ==========     ==========

Total return(b) ..................................         4.22%          5.17%         21.68%          3.03%         33.09%
                                                     ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data:
Net assets, end of year (in 000s) ................   $4,624,399     $3,661,512     $3,236,504     $2,589,574     $2,527,941
Ratio of operating expenses to average
  net assets(c) ..................................         1.37%          1.38%          1.38%          1.41%          1.42%
Ratio of net investment income to average
  net assets .....................................         1.22%          1.06%          1.10%          1.26%          1.05%
Portfolio turnover rate ..........................            7%            12%            16%            23%            16%
------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the year ended
    March 31, 1998 was $0.26. The effect of the waiver had no impact on the net investment income for the year ended March
    31, 1998.
(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratios before the waiver of fees by the administrator for the year ended March 31, 1998 was 1.43%.

                                                    FINANCIAL HIGHLIGHTS

                                             TWEEDY, BROWNE AMERICAN VALUE FUND
                                     (For a Fund share outstanding throughout each year)

                                        YEAR       YEAR       YEAR        YEAR          YEAR
                                       ENDED      ENDED      ENDED       ENDED         ENDED
                                      3/31/02    3/31/01    3/31/00     3/31/99       3/31/98
                                     --------   --------   --------   ----------     ----------
Net asset value, beginning of year   $  23.95   $  21.87   $  22.40   $    23.04     $    16.22
                                     --------   --------   --------   ----------     ----------
Income from investment operations:
Net investment income (a) ........       0.06       0.11       0.27         0.12           0.11
Net realized and unrealized gain
  (loss) on investments ..........       1.05       3.15       0.01        (0.37)          7.31
                                     --------   --------   --------   ----------     ----------

    Total from investment
      operations .................       1.11       3.26       0.28        (0.25)          7.42
                                     --------   --------   --------   ----------     ----------
DISTRIBUTIONS:
  Dividends from net investment
    income .......................      (0.08)     (0.10)     (0.28)       (0.14)         (0.17)
  Distributions from net realized
    gains ........................      (0.90)     (1.08)     (0.53)       (0.25)         (0.43)
                                     --------   --------   --------   ----------     ----------
    Total distributions ..........      (0.98)     (1.18)     (0.81)       (0.39)         (0.60)
                                     --------   --------   --------   ----------     ----------

Net asset value, end of year .....   $  24.08   $  23.95   $  21.87   $    22.40     $    23.04
                                     ========   ========   ========   ==========     ==========

Total return(b) ..................       4.75%     14.81%      1.24%       (1.09)%        46.14%
                                     ========   ========   ========   ==========     ==========
Ratios/Supplemental Data:
Net assets, end of year (in 000s)    $971,230   $960,403   $905,938   $1,078,214     $1,011,238
Ratio of operating expenses to
  average net assets(c) ..........       1.36%      1.36%      1.37%        1.39%          1.39%
Ratio of net investment income to
  average
  net assets .....................       0.23%      0.40%      1.13%        0.55%          0.69%
Portfolio turnover rate ..........          6%        10%        19%          16%             6%
------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999 and 1998 were $0.12 and $0.11, respectively.
(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999 and 1998 were 1.40% and
    1.41%, respectively.

                             PRIVACY INFORMATION

    As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

INFORMATION WE COLLECT
    In the course of doing business with you, we collect nonpublic information about you from the following sources:

    o Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;

    o Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and

    o Information we collect from you through you account inquiries by mail, e-mail, or telephone.

DISCLOSURE OF INFORMATION TO NONAFFILIATED THIRD PARTIES
    We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third parties, except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

DISCLOSURE OF INFORMATION TO AFFILIATES
    Tweedy, Browne Company LLC, its mutual funds and partnerships share information with each other about their customers and former customers and may use this information to market their products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, record keeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Neither we nor our holding company affiliate shares any of this information with any other affiliates.

SECURITY STANDARDS
    We maintain physical, electronic, and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

                              INVESTMENT ADVISER
                          Tweedy, Browne Company LLC
                               350 Park Avenue
                              New York, NY 10022

                                  THE FUNDS
                           Tweedy, Browne Fund Inc.
                                c/o PFPC Inc.
                                P.O. Box 9805
                          Providence, RI 02940-8005
                                www.tweedy.com

                             FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

    o Annual/Semi-annual Reports -- Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

    o Statement of Additional Information (SAI) -- The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

    You can request free copies of reports and SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212, or by telephone at 800-432-4789, Press 2.

    You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission and on the SEC's Web site
(http://www.sec.gov). You can obtain copies for a fee by writing or calling the Public Reference Room, Washington, DC 20549-6009; 800-SEC-0330.

                           TWEEDY, BROWNE FUND INC.
                        350 Park Avenue, NY, NY 10022
                                 800-432-4789

Investment Company
Act File No. 811 -- 7458